Property, Plant and Equipment (Details)	12 Months Ended
	Dec. 31, 2022 USD ($)	May 12, 2021 Bitcoin
Property, Plant and Equipment [Abstract]
Performance bitcoin miners | Bitcoin		10,000
Impairment amount | $	$ 1,556,000
Performance bitcoin miners description	Included in this total are 10,000 high performance Bitcoin miners sourced from Northern Data AG per a definitive purchase agreement entered into on May 12, 2021.